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                                                               EXHIBIT 23.2

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

   We hereby consent to the use of our report on the financial statements of CR Technology, Inc. included in this Amendment No. 1 to the Registration Statement on Form S-4 and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                          /s/ Cacciamatta Accountancy
                                          Corporation

Irvine, CA

October 26, 1999